SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): October 27, 1997

                   Life Financial Home Loan Owner Trust 1997-2
             (Exact name of registrant as specified in its charter)


Delaware                       333-26051             PENDING
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)         Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On October 27, 1997, a distribution was made to holders of Life Financial Home Loan Owner Trust 1997-2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1- Monthly  report distributed  to  holders  of  Life  Financial
                   Home Loan Owner Trust 1997-2 relating to the October 27, 1997, distribution.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   Life Financial Home Loan Owner Trust 1997-2
                                  (Registrant)

                            By: Norwest Bank of Minnesota, N.A.
                                as Indenture Trustee
                            By: /s/ Sherri J. Sharps
                          Name: Sherri J. Sharps
                         Title: Vice President
                          Date: November 10, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Life Financial Home Loan Owner Trust 1997-2 relating to the October 27, 1997, distribution.